SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 25, 2004

                          ABN AMRO MORTGAGE CORPORATION

 ABM AMRO MORTGAGE CORPORATION, Multi-Class Mortgage Pass-Through Certificates,
                                 SERIES 2001-4
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             (Exact name of Registrant as specified in its charter)

       Delaware                  333-85443-10                  36-3886007
----------------------------  ------------------------      -------------------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
    of incorporation)                                       Identification No.)

                            135 SOUTH LASALLE STREET
                                CHICAGO, IL 60603
                                 (312) 904-2000
               (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


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ITEM 5.  OTHER EVENTS


This Current Report on Form 8-K is being filed to provide notification that the last distribution report issued for this Registrant was MARCH 25, 2004, and this distribution report was filed on Form 8-K in APRIL 2004.

A Form 15D terminating the Registrant's reporting requirements will be filed in JUNE 2005.



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

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                 As Servicer under the Pooling and Servicing
                                 Agreement, on behalf of
                                 ABN AMRO Mortgage Corporation


Date:  June 22, 2004         By: /s/ David H. Zielke
                                _________________________________________
                                David H. Zielke
                                First Vice President and Counsel
                               (Authorized Officer)




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